Exhibit 10.8

SECOND AMENDMENT

TO

LOCK UP AGREEMENT

This Second Amendment (“Second Amendment”) to the Lock-Up Agreement (as defined below) is made and entered into as of June 24, 2024, by and among (i) Clover Leaf Capital Corp., a Delaware corporation (together with its successors, the “Purchaser”), (ii) Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined below) for the stockholders of the Purchaser (other than the Company Stockholder (as defined below) as of immediately prior to the Effective Time and its successors and assignees) in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”) and (iii) Digital Ally, Inc., a Nevada corporation (the “Holder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lock-Up Agreement (defined below).

RECITALS:

WHEREAS, the Purchaser, the Purchaser Representative and the Holder have entered into that certain Lock-Up Agreement, dated as of June 1, 2023 (the “Original Agreement,” and as amended, including by this Second Amendment, the “Lock-Up Agreement”).

WHEREAS, Section 2(h) of the Lock-Up Agreement provides that the Lock-Up Agreement may be amended only with the written consent of the Purchaser, the Purchaser Representative and Holder.

WHEREAS, the Parties now desire to amend the Original Agreement to modify the number of Restricted Securities subject to restriction under the Lock-Up Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Lock-Up Agreement, the Parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1. Amendment to Lock-Up Agreement. The third recital of the Original Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which an amount of securities equal to between seventy percent (70%) and eighty percent (80%) of all securities received by the Holder as Merger Consideration in the Merger at the Closing (which shall be set at the maximum amount in such range that ensures the satisfaction of the closing condition set forth in Section 7.2(e) of the Merger Agreement, as determined by the Holder in its reasonable discretion, subject to the approval of the Purchaser with such approval not to be unreasonably withheld), together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted (the “Restricted Securities”), shall become subject to limitations on disposition as set forth herein.

2. Miscellaneous. Except as expressly provided in this Second Amendment, all of the terms and provisions in the Original Agreement and the Ancillary Documents are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Second Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement or any Ancillary Document, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Lock-Up Agreement in the Lock-Up Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this Second Amendment (or as the Lock-Up Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Original Agreement, as amended by this Second Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Lock-Up Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this Second Amendment, the provision of this Second Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded. Section 2 of the Original Agreement is hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this Second Amendment as if all references to the “Agreement” contained therein were instead references to this Second Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each Party hereto has caused this Second Amendment to be signed and delivered as of the date first written above.

Purchaser:

CLOVER LEAF CAPITAL CORP.

	By:	/s/ Felipe MacLean
	Name:	Felipe MacLean
	Title:	Chief Executive Officer

The Purchaser Representative:

YNTEGRA CAPITAL INVESTMENTS, LLC, solely in its capacity under the Merger Agreement as the Purchaser Representative

By:	/s/ Felipe MacLean
Name:	Felipe MacLean
Title:	Manager

Holder:

DIGITAL ALLY, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	CEO

[Signature Page to Second Amendment to Lock-up Agreement]